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                                                                   EXHIBIT 10.10

        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.


CUSTOM SALES AGREEMENT
BASE AGREEMENT

International Business Machines Corporation                       281 Winter St.
                                                               Waltham, MA 02254
AGREEMENT NO. 000147
CUSTOMER:   Redstone Communications, Inc.
            5 Carlisle Road
            Westford, MA 01896
            USA
This Custom Sales Agreement, which consists of this Base Agreement and Statement of Work Attachments, shall be referred to as the "Agreement". The term of this Agreement commences on January 1, 1999 and expires on December 31, 2001.

By signing below, the parties each agree to be bound by the terms and conditions of this Agreement and the initial Statement of Work, Attachment No. 1, and no additional signature on the initial Statement of Work is required. Subsequent Statement of Work Attachments under this Agreement must be signed by the parties to become effective.

Upon signature by both parties, it is agreed this Agreement constitutes the complete and exclusive agreement between them superseding any prior agreements, written or oral, relating to the subject matter notwithstanding anything contained in any document issued by either party. This Agreement may not be amended or modified except by a written amendment signed by both parties.

The parties expressly acknowledge that they have received and are in possession of a copy of any referenced item which is not physically attached to the Agreement and any such item will be treated as if attached.

ACCEPTED AND AGREED TO:

REDSTONE COMMUNICATIONS, INC.             INTERNATIONAL BUSINESS MACHINES
                                          CORPORATION

BY: /s/ Christopher Lawler                BY: /s/ Peter Hansen
   ----------------------------              -----------------------------------
NAME: Christopher Lawler                  NAME: Peter Hansen
TITLE: VP of Engineering                  TITLE: VP North America Sales, IBM MD

DATE:         12/3/98                     DATE:            12/3/98
     ------------------------------            ---------------------------------


Base Agreement
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1.0  DEFINITIONS

Capitalized terms in this Agreement have the following meanings. An Attachment may define additional terms; however, those terms apply only to that Attachment.

1.1 "Item" shall mean any part, specification, design, document, report, data or the like which Customer delivers to IBM under this Agreement.
1.2 "Product" shall mean production units to be sold or purchased under this Agreement. Products shall not include Prototypes.
1.3 "Prototype" shall mean a preliminary version of a Product which may or may not be functional, is intended for internal use and testing and not for resale, and is not suitable for production in commercial quantities.
1.4 "Purchase Order Lead Time" shall mean the required minimum amount of time between IBM's receipt of the purchase order issued by Customer and the requested shipment date necessary to accommodate manufacturing cycle time.
1.5 "Related Company" of a party hereunder shall mean a corporation, company or other entity which controls or is controlled by such party or by another Related Company of such party, where control means ownership or control, direct or indirect, of more than fifty (50) percent of: (i) the outstanding voting shares or securities (representing the right to vote for the election of directors or managing authority), or (ii) the ownership interests representing the right to make decisions for such a corporation, company or other entity (as the case may be in partnership, joint venture or unincorporated association having no outstanding shares or securities). However, any such corporation, company or other entity shall be deemed to be a Related Company of such party only so long as such ownership or control exists.
1.6 "Service" shall mean any manufacturing activity or design, or engineering work IBM performs.
1.7  "Shipment Date" shall mean IBM's estimated date of shipment.

2.0  AGREEMENT STRUCTURE
2.1 This Agreement consists of: (i) the Base Agreement which defines the basic terms and conditions of the relationship between the parties; and (ii) Attachments which specify the details of a specific work task. An Attachment may include additional or differing terms and conditions, however such terms and conditions apply only to that Attachment. Attachments also include any specification documents agreed to by the parties applicable to the specific work under that Attachment.
2.2 If there is a conflict among the terms and conditions of the various documents, Attachment terms and conditions govern.
2.3 Purchase orders and acknowledgements will be used to convey information only and any terms and conditions on those are void and replaced by this Agreement.
2.4 Either party may include its Related Companies under this Agreement by written agreement with the other party.

3.0  ORDER AND DELIVERY
3.1 Customer shall order Products and Services by issuing written purchase orders, which are subject to acceptance by IBM. Purchase orders for Products must be received by IBM in advance, with at least the Purchase Order Lead Time specified in the applicable Attachment.


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3.2  Products will be shipped to Customer FOB plant of manufacture, except for
Products shipped outside the United States which will be shipped EXWORKS (as defined in ICC INCOTERMS 1990).
3.3 Title to the Products and risk of loss shall pass to the Customer upon delivery to the carrier for shipment to the Customer.

4.0  CANCELLATION AND RESCHEDULING
4.1 If IBM's supply of the Product and/or Services ordered hereunder becomes constrained, IBM will reduce the quantities of Products and/or Services to be supplied to the Customer in proportion to the reduction in quantities of products and/or services of the same technology or utilizing the same manufacturing process to be supplied to satisfy others. Receipt of such allocated supply and later delivery of all undelivered ordered quantities shall constitute Customer's exclusive remedy in the event of such a supply constraint.
4.2 Customer may cancel or reschedule an order for Products and/or Services only upon prior written notice to IBM. In the event of a cancellation or reschedule which exceeds the rescheduling rights set forth in an applicable Attachment, Customer shall pay the quoted price for Products and/or Services delivered or ready for shipment and the cancellation charges set forth in the applicable Attachment.
4.3 Customer agrees that if Customer decreases the total quantity of an order that has a unit price based on an agreed to quantity Customer will pay an applicable higher unit price for previous shipments and for new shipments.

5.0  PAYMENT
5.1 Prices for Products and Services shall be as set forth in an applicable Attachment. IBM shall invoice Customer after the Products have been shipped or the Services provided. Payment by the Customer will be due within thirty (30) days from the date of invoice. Late payment of invoices will be assessed a charge equal to the lesser of one and one-half percent (1.5%) per month or the statutorily maximum rate of interest in accordance with the laws of the State of New York. In addition, if Customer's account balance exceeds its credit limit with IBM, or becomes delinquent, IBM may stop shipments to Customer or ship to Customer on a prepaid basis until the account is current again.

6.0  TERMINATION
6.1 If either party materially breaches a term of this Base Agreement or an Attachment, the other party may, at its option, terminate this Agreement or any or all Attachments provided the party in breach is given written notice and fails to cure such breach within 30 days or immediately in the event of (i) insolvency, dissolution or liquidation by or against either party, (ii) any assignment of either party's assets for the benefit of creditors, (iii) any act or omission of an act by a party demonstrating its inability to pay debts generally as they become due (iv) any transfer of substantially all of either party's business or assets to a third party, or (v) if IBM has a reasonable basis to believe any of the Items infringe intellectual property rights.
6.2 If IBM terminates this Agreement or an Attachment, IBM shall be entitled to treat any or all applicable outstanding purchase orders as if cancelled by Customer and Customer shall pay (i) all applicable IBM procurement costs, (ii) the quoted price applicable for any affected Products and/or Services delivered or ready for shipment, and (iii) the cancellation charges set forth in the applicable Attachment or Attachments. Monies owing IBM shall become immediately due and payable.


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6.3  If Customer terminates this Agreement or an Attachment, IBM will fill all applicable previously accepted purchase orders for Products, but IBM shall not be obligated to accept further applicable purchase orders after receiving notice.
6.4 This Base Agreement will continue after its termination or expiration with respect to any Attachments already in place until they expire, are terminated or completed. Provided that no monies are due IBM, applicable Items shall be disposed of as directed by Customer in writing at Customer's expense after a termination or expiration.

7.0  CONFIDENTIAL INFORMATION
7.1 With the exception of the terms and conditions of this Agreement, no information exchanged between the parties shall be considered confidential and/or proprietary to either party, or to any third party except as may be specified pursuant to Section 7.2 below.
7.2 In the event IBM or Customer needs to disclose specific confidential information to the other in order for IBM to furnish Products and/or Services hereunder, such information shall be disclosed only pursuant to the terms of a confidential information exchange agreement executed by the parties.

8.0  LICENSE
8.1 No license, immunity or other right is granted herein to Customer whether directly or by implication, estoppel or otherwise, with respect to any patent, trademark, copyright, mask work, trade secret or other intellectual property right of IBM with the exception of Customer's right to use or resell any Product patented and sold by IBM to Customer pursuant to this Agreement.

9.0  TRADEMARK
9.1 Nothing in this Agreement grants either party any rights to use the other party's trademarks or trade names, directly or indirectly, in connection with any product, service, promotion, or to make any publication or publicity without prior written approval of the other party or owner.

10.0 INTELLECTUAL PROPERTY AND INDEMNIFICATION
10.1 IBM agrees to indemnify Customer against damages assessed against Customer as a result of a final judgment of a court of competent jurisdiction holding that any Product sold or Service provided by IBM to Customer hereunder infringes a patent or copyright of a third party in any country in which IBM sells or provides similar products or services, up to the amount paid by Customer for Products or Services provided hereunder; PROVIDED THAT Customer (1) promptly notifies IBM, in writing, of the charge of infringement; (2) allows IBM to control and cooperates with IBM in the defense and any related settlement action; and (3) upon the written request of IBM (a) allows IBM to modify or replace the Product, or (b) returns the Product to IBM for a credit equal to Customer's purchase price for the Product, provided Customer has followed generally accepted accounting principles. IBM has no obligation regarding any claim of infringement to the extent such claim is based on any of the following:
(1) Customer's modification of a Product; (2) the combination, operation, or use of a Product with any product, data, or apparatus that IBM did not provide; (3) infringement by a non-IBM Product alone, as opposed to its combination as part of a system of Products that IBM provides; or (4) IBM's manufacture or modification of a Product in compliance with Customer's specifications. Customer agrees to indemnify IBM against all damages and costs resulting from such a claim of infringement. The foregoing states the entire obligation and exclusive remedy of


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Custom Sales Agreement No. 000147


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IBM and Customer regarding any claim of patent or copyright infringement relating to any Product sold or Service provided hereunder.
10.2 Customer warrants that it is the originator, rightful owner or licensee of all Items supplied to IBM hereunder and that to the best of Customer's knowledge no part of such Items infringes any intellectual property rights.

11.0 LIMITATION OF LIABILITY
11.1 Neither party shall be entitled to indirect, incidental, consequential or punitive damages, including lost profits based on any breach or default of the other party, including those arising from infringement or alleged infringement of any patent, trademark, copyright, mask work, or any other intellectual property.
11.2 Except for nonpayment, no action, regardless of form, arising from this Agreement may be brought by either party more than one (1) year after the cause of action has arisen. IBM's liability for any and all causes of action shall be limited in the aggregate to the greater of: (1) $50,000.00 or (2) the applicable IBM price to Customer for the specific Products and/or Services that caused the damages or that are the subject matter of, or directly related to, the cause of action.
11.3 The limitation of Section 11.2 does not apply to: (1) payments referred to in Section 10.1 and (2) damages for bodily injury (including death) and damage to real property and tangible personal property caused by IBM's negligence.
11.4 Under no circumstances is IBM liable for any of the following: (A) third party claims against Customer for losses or damages other than those in 11.3(l) and (2) above; or (B) loss of, or damage to, Customer's or another parties' records or data; or (C) when the Products and/or Services are used in conjunction with medical devices or nuclear materials.

12.0 WARRANTIES
12.1 IBM warrants all Products delivered hereunder to be free from defects in material and workmanship for a period of thirty (30) days from the date of shipment unless otherwise stated in an Attachment applicable to such Products. Customer acknowledges that the functionality of Products is contingent on Customer's designs and, therefore, such warranty does not apply to the functionality of Products fabricated under this Agreement. All Prototypes are provided "As Is" without warranty of any kind.
12.2 THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OR USAGE FOR PARTICULAR PURPOSE.
12.3 No course of dealing, course of performance, usage of trade, or description of Product, Prototype or Service shall be deemed to establish a warranty, express or implied.
12.4 If Customer claims that any Products and any incidental Services are nonconforming, Customer shall (1) promptly notify IBM, in writing, of the basis for such nonconformity; (2) follow IBM's instructions for the return of the Products; and (3) return such Products freight collect to IBM's designated facility. If IBM determines the Products are nonconforming, IBM will, at its option, repair or replace the defective Products, or issue a credit or rebate for the purchase price.
12.5 IBM's sole liability and Customer's sole remedy for breach of warranty shall be limited as stated in this Section 12.

13.0 TAXES


Base Agreement
Custom Sales Agreement No. 000147


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13.1 IBM shall bill Customer for all applicable sales, use and gross receipts taxes, unless Customer provides IBM with appropriate exemption certificates.

14.0 NOTICES
14.1 All communications and notices between the parties concerning this Agreement shall be given to the appropriate individual listed in the applicable Attachment and shall be deemed sufficiently made on the date if given by personal service, sent via mail, facsimile or electronic data interchange. Communication by facsimile or electronic data interchange is acceptable as a "writing". The autographs of representatives of the parties, as received by facsimile or electronic data interchange, shall constitute "original" signatures.

15.0 INDEPENDENCE OF ACTION
15.1 Each party agrees that this Agreement will not restrict the right of either party to enter into agreements with other parties for same or similar work, or to make, have made, use, sell, buy, develop, market or otherwise transfer any products or services, now or in the future, so long as confidential information is not disclosed. IBM shall not sell, market or otherwise transfer to any third party any Products using the trademark or trade name of Customer without prior written consent.

16.0 UTILIZATION OF PRODUCTS
16.1 Customer represents that all Products purchased under this Agreement will be: (1) incorporated into and made a part of Customer products; or (2) combined with Customer products for sale or lease as a Customer system; or (3) sold or leased in incidental additional quantities for sale or lease directly to an unaffiliated third party in conjunction with an installed Customer system.

17.0 GENERAL
17.1 Neither party shall be responsible for failure to fulfill its obligations under this Agreement due to fire, flood, war or other such cause beyond its reasonable control and without its fault or negligence (excluding labor disputes or payment obligations) provided it promptly notifies the other party.
17.2 The substantive laws of the State of New York govern this Agreement without regard to conflict of law principles. Both parties agree to waive their right to a jury trial in any dispute arising out of this Agreement and agree any action concerning this Agreement shall be brought in a court of competent jurisdiction in the State of New York. The prevailing party in any legal action hereunder shall be entitled to reimbursement by the other party for its expenses, including without limitation reasonable attorney's fees.
17.3 Customer may not assign its rights or obligations without the prior written consent of IBM.
17.4 No delay or failure by either party to act in the event of a breach or default hereunder shall be construed as a waiver of that or any subsequent breach or default of any provision of this Agreement.
17.5 If any part, term or provision of this Agreement is declared unlawful or unenforceable, by judicial determination or performance, the remainder of this Agreement shall remain in full force and effect.


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17.6 Any terms of this Agreement which by their nature extend beyond expiration or termination of this Agreement shall remain in effect until fulfilled and shall bind the parties and their legal representatives, successors, heirs and assigns.
17.7 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
17.8 Each party will comply, at its own expense, with all applicable federal, state and local laws, regulations and ordinances including, but not limited to, the regulations of the U.S. Government relating to export and re-export. Customer agrees that it is responsible for obtaining required government documents and approvals prior to export and re-export of any commodity, machine, software or technical data.
17.9 The UN Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.
17.10 Press releases and other like publicity, advertising or promotional material which mention the other party by name, this Agreement or any term hereof shall be agreed upon by both parties in writing prior to any release. After the execution of this Agreement and upon request of Customer, IBM will review Customer's press release to determine in writing whether it will agree to the release.


Base Agreement
Custom Sales Agreement No. 000147


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        Confidential Materials omitted and filed with the Securities and
                Exchange Commission. Asterisks denote omissions.


                              ASIC ATTACHMENT NO. 1
                        CUSTOM SALES AGREEMENT NO. 000147

The following Statement of Work shall be incorporated into Custom Sales Agreement No. 000147 as Attachment No. 1 effective on January 1, 1999. Attachments are governed by the terms and conditions of the Base Agreement.

                                STATEMENT OF WORK
                             ASIC PRODUCT TASK ORDER

     DEFINITIONS

     "ASIC(S)" shall mean application specific integrated circuits. "
     AT SHIPMENT OF PROTOTYPES " ("ASP") shall mean the date of shipment of Prototypes to Customer.
     "IBM DELIVERABLES" shall mean the information, materials and tools supplied to Customer by IBM, as set forth in Part B of this Attachment, including, without limitation, IBM Design Kits, ASIC tool kits, and Prototype devices. "IBM DESIGN KITS" shall mean any IBM computer aided design software and data (including libraries) provided to Customer and supported by IBM for the purpose of designing or testing ASIC designs, as updated and enhanced from time to time. IBM licenses any IBM Design Kits to Customer under the terms and conditions of the IBM Design Kit License Agreement.
     "INITIAL ASIC DESIGN REVIEW CHECKLIST" ("IDR") shall mean a report in form and content as regularly used by IBM to make a preliminary assessment of the feasibility of Customer's proposed Product design.
     "MILESTONES" shall mean completion of the criteria specified in the (i) initial design review ("IDR Milestone"), (ii) pre-layout and timing analysis ("RTL Milestone"), and (iii) the release to manufacturing ("RTM Milestone") stages of work and the NRE payment milestones ("Payment Milestones") set forth in Section 7.3 of this SOW.
     "NRE" shall mean non-recurring engineering Services.
     "PRODUCT SPECIFICATIONS" shall mean those specifications for a Product, including but not limited to, post-layout EDIF and timing requirements (including clock skew requirements), a statement of post-layout test coverage, and I/O placement that are set forth in a Product's RTM expressly or by specific incorporation.
     "PROTOTYPE ACCEPTANCE" shall mean Customer's written approval that its evaluation process demonstrated Prototype conformance to Product Specifications.
     "RELEASE TO LAYOUT CHECKLIST" ("RTL") shall mean a performance approval report in form and content as regularly used by IBM to document completion of the pre-layout Level Sensitive Scan Design ("LSSD") and timing analysis milestone of the Statement of Work.


Attachment No. 1
Agreement No. 000147

Signature Copy


"RELEASE TO MANUFACTURING CHECKLIST" ("RTM") shall mean a performance approval report in form and content as regularly used by IBM to document the design review milestone at the completion of the post-layout timing analysis.

1.0  SCOPE OF WORK

1.1 IBM will perform ASIC physical design layout services and manufacture the ASIC Product(s) identified in Part A of this Attachment.

1.2 Customer will provide IBM with the Customer's Items and cooperate with IBM to enable IBM to manufacture Product and to perform Services in accordance with this Agreement.

2.0  ASIC DESIGN AND DEVELOPMENT METHODOLOGY

2.1 IBM's ASIC development checklists shall document the development of each of Customer's Product design(s).
     2.1.1 The IDR will be used to make a preliminary feasibility assessment of Customer's proposed Product design(s) and to advise Customer of ASIC design issues to ensure that Customer's design(s) will conform to IBM design requirements.
     2.1.2 The RTL shall include, expressly or by specific incorporation, the design specifications for each Product required by Customer to successfully enable IBM to place, route, perform static timing analysis and analyze LSSD testability for Customer's Product design data. The RTL shall also document the fact that such information is available to Customer and has been communicated to Customer before each Product netlist is released to layout. Customer's signature on the RTL shall record Customer's acknowledgment of satisfactory completion of all work on such Product through such Milestone.
     2.1.3 Customer's signature on the RTM shall record Customer's acknowledgment of (i) satisfactory completion of all work on such Product through the RTM Milestone and (ii) the specifications to which IBM's warranty obligations apply. To the extent that specifications and test coverage contained in the RTM vary the specifications and test coverage set forth in the RTL, the specifications and test coverage contained in the RTM shall govern.
     2.1.4 Customer's signature on the RTL and RTM checklists shall not be unreasonably withheld.

2.2 Any data relating to a Product design that Customer is to furnish to IBM must be compatible with IBM design tools, with which IBM will verify all design and engineering work.


Attachment No. 1
Agreement No. 000147

          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions

Signature Copy


3.0  CHANGE CONTROL

3.1 Customer may, at any time and from time to time, by written notice to IBM, request changes to the part numbers, specifications, or work scope. IBM will submit a written report to Customer setting forth the probable effect, if any, of such requested change on prices, payment or delivery. IBM shall not proceed with any change until authorized in writing by Customer. The parties shall promptly amend this Attachment to incorporate any agreed changes.

3.2 IBM may implement engineering changes required to satisfy governmental standards, protect Product or system integrity, or for environmental, health or safety reasons ("Mandatory Engineering Changes"). If requested by IBM, Customer will use reasonable efforts to incorporate Mandatory Engineering Changes in Products already shipped by IBM. Except for Mandatory Engineering Changes, IBM shall give Customer prior notice of engineering changes affecting the form, fit or function of a Product.

4.0  FORECASTING

Prior to the IDR Milestone, Customer shall provide IBM's customer account representative a Product demand forecast, which shall cover a minimum of [**] months broken out by Product and month. By the fifth day of every month, during the term of this Attachment, Customer will provide IBM's customer account representative an updated Product demand forecast covering a rolling [**] month period (not to extend beyond the term of this Attachment), which will be reviewed for approval by IBM within ten (10) days of receipt by IBM. IBM shall have the right to reject a forecast for any reason, provided that IBM notifies Customer of such rejection within ten (10) days of receipt of Customer's forecast by IBM. Forecasts shall constitute good faith estimates of Customer's anticipated requirements for Products but shall not contractually obligate IBM to supply, nor contractually obligate Customer to purchase, the quantities of Product set forth in such forecasts.

5.0  ORDERS

5.1 Customer will request delivery of Products by issuing written purchase orders to the IBM ordering location identified in Section 9.0 of this Attachment. Purchase orders for Product shall only specify:
               a) Customer's purchase order number;
               b) Customer's tax status - exempt or non-exempt;
               c) ship to location - complete address;
               d) bill to location - complete address;
               e) order from location - complete address;


Attachment No. 1
Agreement No. 000147

Signature Copy


        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

               f) shipping instructions, including preferred carrier and carrier account number;
               g) the agreement number of this Agreement;
               h) name of Customer contact;
               i) Product part numbers and quantities being ordered (in increments of the Minimum Order Quantity ("MOQ");
               j) the Product's applicable unit price; and
               k) requested shipment dates.

5.2 Customer will request NRE (which includes Prototypes) by issuing written purchase orders to the IBM ordering location identified in Section 9.0 of this Attachment. Purchase orders for NRE shall only specify:
               a) items a through h above;
               b) Prototype part numbers and the Milestone(s) to which the purchase order applies; and
               c) the applicable price for the NRE.

6.0  DELIVERY

6.1 The Purchase Order Lead Time for the Products and/or Services after receipt of Customer's purchase order or all Items, whichever is received later, is as set forth in Section 3.0 of Part A of this Attachment.

6.2 RESCHEDULING RIGHTS: Customer may reschedule a Shipment Date provided: (i) Customer sends IBM written notice of the request to reschedule; (ii) the notice is received by IBM more than thirty (30) days prior to the Shipment Date; and
(iii) the rescheduled delivery date is within ninety (90) days after the Shipment Date. If the foregoing requirements are met, no cancellation charge will be imposed by IBM in connection with the rescheduling. Once a Shipment Date is rescheduled, the new shipment date is firm and cannot be rescheduled by Customer.

7.0  PRICING

7.1  Customer agrees to pay the following NRE charge: [**]dollars ($[**]).

7.2  NRE consist of the following:

          Physical design of Customer's netlist
          First full RIT A/B Mask set
          Manufacturing slot and thirty (30) Prototypes


Attachment No. 1
Agreement No. 000147

Signature Copy


        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

          7.2.1 Design data preparation will be limited as follows:

          7.2.1.1 Customer may submit design data for two (2) passes (1. analysis netlist (for Customer's first design only) and 2. preliminary netlist) up to but not including the RTL Milestone.

          7.2.1.2 Customer may submit design data for one (1) pass between the RTL Milestone and the RTM Milestone and one (1) additional pass for timing closure only. Engineering changes for the one (1) additional pass shall be limited to a select number of cells and shall be subject to IBM's agreement that such changes are limited to the purpose of timing closure.

               a. Requests for additional design iterations shall be subject to
     Section 3.1 of this Attachment.

               b. 1 pass testing (test cycles limited to one test buffer).

7.3  Payment Milestones for NRE:

Part Number                IDR              RTL                        ASP              TOTAL NRE
-------------------------------------------------------------------------------------------------
IFA                        [**]             [**]                       [**]               [**]

IDR = on date of execution of IDR by Customer
RTL = on date of execution of RTL by Customer
ASP = on date of shipment of Prototypes

COMPENSATION FOR OTHER SERVICES:

     Other service(s): To be determined by IBM on a request for quote basis.


Attachment No. 1
Agreement No. 000147

Signature Copy


        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

7.4 Prices:

     7.4.1 Prototype device pricing:

     Subject to availability, as determined by IBM, Customer may order from the first Prototype lot additional Prototypes (in excess of the Prototypes included in the NRE charge), provided that IBM receives Customer's purchase order for such additional Prototypes no later than five (5) working days prior to the scheduled RTM signoff.

     Each Prototype device in excess of the Prototype devices included in the NRE charge shall cost $[**] per Prototype unit.

     7.4.2 Product unit pricing:             Price Per Unit

     Number of Units Per        1999              2000             2001
     Calendar Year

     2.5K<5K                   $[**]             $[**]            $[**]
     5K<10K                    $[**]             $[**]            $[**]
     10K<25K                    [**]             $[**]            $[**]

     Minimum Order Quantity ("MOQ"): [**] units per order

     Minimum Shipment/Pack Quantity ("SPQ"): [**] units per shipment

8.0  CANCELLATION CHARGES

8.1       NRE Cancellation Charge:

If Customer cancels a purchase order for NRE or otherwise cancels NRE, then IBM may cease work in connection with the Product. Additionally, Customer shall pay IBM the total of all NRE charges due and owing at the time of cancellation, all unpaid NRE charges applicable to the next NRE Payment Milestone according to the schedule set forth in Section 7.3 of this Attachment and the cancellation charges in the table below. Should Customer fail to purchase any Product within the first twelve months after ASP, then Customer shall be deemed to have cancelled all work under this Attachment and the cancellation charge pertaining to "anytime after RTM" in the table below shall apply in addition to any amounts due and owing.

If a Cancellation Notice is Received by IBM          Cancellation Charge
-------------------------------------------          -------------------

     Up to but not including IDR                           $[**]
     between IDR and RTL                                   $[**]
     any time after RTM                                    $[**]


Attachment No. 1
Agreement No. 000147

Signature Copy


        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

8.2       Product Cancellation Charge:

In accordance with Section 4 of the Base Agreement, the following charges will apply for any cancelled Customer order for Product or any portion thereof. The "Cancellation Charge" referred to below is the percentage to be applied to the prices stated above in Section 7.4 of this Attachment.

          Cancellation Notice                            Cancellation charge
          Received by IBM

          Anytime after
          wafer start                                           [**]%

          Prior to
          wafer start                                           [**]%

                         SHIP TO:                           BILL TO:
9.0 ORDERING LOCATION:

IBM                      Redstone Communications, Inc.      Redstone Communications, Inc.
281 Winter Street        5 Carlisle Road                    5 Carlisle Road
Waltham, MA 02154        Westford, MA 01886                 Westford, MA 01886

10.0 TERM

The term of this Attachment expires on December 31, 2001.

11.0 COORDINATORS/NOTICES

Technical Coordinators:

     Customer: Christopher Lawler                   IBM: Eric Senn
     Phone: 978-692-1999                            Phone: 802-769-6749
     Fax: 978-692-9992                              Fax: 802-769-1833
     Email: cplawler@redstonecom.com                Email: ericsenn@us.ibm.com

Pursuant to section 14 of the Base Agreement, any notices hereunder shall be given to the following persons:

     Customer: Christopher Lawler           IBM: John Beiswenger
     Address: 5 Carlisle Road                    Address: 1000 River Street
     Address: Westford, MA 01886                 Address: Essex, Jct., VT 05452
     Phone:   978-692-1999                       Phone:  802-769-1212
     Fax:     978-692-9992                       Fax:    802-769-3988
     Email:   cplawler@redstonecom.com           Email:  jbeiswen@us.ibm.com


Attachment No. 1
Agreement No. 000147

Signature Copy


12. UNIQUE TERMS AND CONDITIONS

The following terms and conditions are applicable to this Attachment only. Referring to the Base Agreement:

12.1 Modify section 12.1 of the Base Agreement, by deleting that provision in its entirety and replacing it with the following:
     IBM warrants that each unit of Product will be free from defects in material and workmanship and will conform to the Product Specifications as set forth in the RTM for twelve (12) months after delivery. For purposes of this provision only, delivery to Customer of each unit of Product is deemed to occur five (5) calendar days after shipment from IBM. This warranty does not include repair of damage resulting from failure to provide a suitable installation environment, any use for other than the intended purpose, accident, disaster, neglect, misuse, transportation, alterations, or non-IBM repairs or activities. Customer acknowledges that the functionality of Products is contingent on Customer's designs and, therefore, such warranty does not apply to the functionality of Products fabricated under this Agreement. All Prototypes are provided "AS IS" without warranty of any kind.


Attachment No. 1
Agreement No. 000147

Signature Copy


                                     Part A

1.0 Product Name and Description

Product Type: ASIC (Application Specific Integrated Circuit)

Buyer's Product Name: IFA

Process Technology: SA 12E

Chip Image Description: 10.99 mm x 10.99 mm, 4LM

Package Description: 824 CCGA, dual power supply, 1.27 mm pitch, 32.5 mm x 42.5 mm


2.0 Design Schedule

Step              Description                                  Responsible Party      Estimated Completion Date
                                                                                      Month/Year

1.                IDR Milestone                                     Both                     11/98
2.                Design Kit Delivery                               IBM                      Completed
3.                Requirements analysis
                  meeting                                           Both                     Completed
4.                Analysis Netlist to IBM                           Customer                 12/98
                  (required of first-time customers only)
5.                Preliminary Netlist to IBM                        Customer                 1/99
6.                Updated EDIF, SDF & timing
                  reports to Customer                               IBM                      2/99
7.                Production Netlist to IBM                         Customer                 2/99
8.                RTL Milestone                                     Both                     2/99
9.                Physical Design Complete                          IBM                      3/99
10.               Release to checking                               IBM                      4/99
11.               RTM Milestone                                     Both                     4/99
12.               Initial Prototype Delivery                        IBM                      5/99
13.               Design Verification
                  and Prototype Acceptance                          Customer                 8/99
14.               Start of Volume Production                        IBM                      12/99

3.0 Purchase Order Lead Times: (to include purchase order approval and manufacturing lead time):

Prototype: Prototypes to be delivered within forty-three (43) weeks.


Attachment No. 1
Agreement No. 000147

Signature Copy


                                     Part B
                               Items/Deliverables


1.0 Items and IBM Deliverables associated with the IDR Milestone:

     Items                                                IBM Deliverables

     Library requirements                                 Design Kit to support synthesis simulation
     Netlist processing requirements                                  timing and testability
     Test Coverage requirements                           Testability guidelines
     Simultaneous switch requirements                     Clocktree process description
     Clocking requirements                                Timing specification form
     Power requirements                                   Module physical outline drawing
     Operating conditions/requirements                    Pin-out template (location of test, power
                                                                      and ground pins)
                                                          Detailed requirements analysis report


2.0 Items and IBM Deliverables associated with the RTL Milestone:

     Items                                                IBM Deliverables

     Preliminary netlist                                  Updated EDIF, SDF and timing reports
     Final netlist
     Chip I/O assignment
     Chip timing assertion files
     Special logic functions placement directives


3.0 Items and IBM Deliverables associated with the RTM Milestone:

     Items                                                IBM Deliverables

     Design functionality                                 Post layout EDIF, SDF and timing reports
     Verification                                         Final test coverage number for Customer's design
                                                          Prototypes


Attachment No. 1
Agreement No. 000147

        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

                              ASIC ATTACHMENT NO. 2
                        CUSTOM SALES AGREEMENT NO. 000147

When signed by the parties where provided below, the following Statement of Work shall be incorporated into Custom Sales Agreement No. 000147 as Attachment No. 2 effective on January 1, 1999. Attachments are governed by the terms and conditions of the Base Agreement.

                                STATEMENT OF WORK
                            BASIC PRODUCT TASK ORDER
     DEFINITIONS
     "ASIC(s)" shall mean application specific integrated circuits.
     "AT SHIPMENT OF PROTOTYPES" ("ASP") shall mean the date of shipment of Prototypes to Customer.
     "IBM DELIVERABLES" shall mean the information, materials and tools supplied to Customer by IBM, as set forth in Part B of this Attachment, including, without limitation, IBM Design Kits, ASIC tool kits, and Prototype devices. "IBM DESIGN KITS" shall mean any IBM computer aided design software and data (including libraries) provided to Customer and supported by IBM for the purpose of designing or testing ASIC designs, as updated and enhanced from time to time. IBM licenses any IBM Design Kits to Customer under the terms and conditions of the IBM Design Kit License Agreement.
     "INITIAL ASIC DESIGN REVIEW CHECKLIST" ("IDR") shall mean a report in form and content as regularly used by IBM to make a preliminary assessment of the feasibility of Customer's proposed Product design.
     "MILESTONES" shall mean completion of the criteria specified in the (i) initial design review ("IDR Milestone"), (ii) pre-layout and timing analysis ("RTL Milestone"), and (iii) the release to manufacturing ("RTM Milestone") stages of work and the NRE payment milestones ("Payment Milestones") set forth in Section 7.3 of this SOW.
     "NRE" shall mean non-recurring engineering Services.
     "PRODUCT SPECIFICATIONS" shall mean those specifications for a Product, including but not limited to, post-layout EDIF and timing requirements (including clock skew requirements), a statement of post-layout test coverage, and I/O placement that are set forth in a Product's RTM expressly or by specific incorporation.
     "PROTOTYPE ACCEPTANCE" shall mean Customer's written approval that its evaluation process demonstrated Prototype conformance to Product Specifications.
     "RELEASE TO LAYOUT CHECKLIST" ("RTL") shall mean a performance approval report in form and content as regularly used by IBM to document completion of the pre-layout Level Sensitive Scan Design ("LSSD") and timing analysis milestone of the Statement of Work.

"RELEASE TO MANUFACTURING CHECKLIST" ("RTM") shall mean a performance approval report in form and content as regularly used by IBM to document the design review milestone at the completion of the post-layout timing analysis.

1.0 SCOPE OF WORK

1.1 IBM will perform ASIC physical design layout services and manufacture the ASIC Product(s) identified in Part A of this Attachment.

1.2 Customer will provide IBM with the Customer's Items and cooperate with IBM to enable IBM to manufacture Product and to perform Services in accordance with this Agreement.

2.0  ASIC DESIGN AND DEVELOPMENT METHODOLOGY

2.1 IBM's ASIC development checklists shall document the development of each of Customer's Product design(s).
     2.1.1 The IDR will be used to make a preliminary feasibility assessment of Customer's proposed Product design(s) and to advise Customer of ASIC design issues to ensure that Customer's design(s) will conform to IBM design requirements.
     2.1.2 The RTL shall include, expressly or by specific incorporation, the design specifications for each Product required by Customer to successfully enable IBM to place, route, perform static timing analysis and analyze LSSD testability for Customer's Product design data. The RTL shall also document the fact that such information is available to Customer and has been communicated to Customer before each Product netlist is released to layout. Customer's signature on the RTL shall record Customer's acknowledgment of satisfactory completion of all work on such Product through such Milestone.
     2.1.3 Customer's signature on the RTM shall record Customer's acknowledgment of (i) satisfactory completion of all work on such Product through the RTM Milestone and (ii) the specifications to which IBM's warranty obligations apply. To the extent that specifications and test coverage contained in the RTM vary the specifications and test coverage set forth in the RTL, the specifications and test coverage contained in the RTM shall govern.
     2.1.4 Customer's signature on the RTL and RTM checklists shall not be unreasonably withheld.

2.2 Any data relating to a Product design that Customer is to furnish to IBM must be compatible with IBM design tools, with which IBM will verify all design and engineering work.

          Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote Omissions


3.0 CHANGE CONTROL

3.1 Customer may, at any time and from time to time, by written notice to IBM, request changes to the part numbers, specifications, or work scope. IBM will submit a written report to Customer setting forth the probable effect, if any, of such requested change on prices, payment or delivery. IBM shall not proceed with any change until authorized in writing by Customer. The parties shall promptly amend this Attachment to incorporate any agreed changes.

3.2 IBM may implement engineering changes required to satisfy governmental standards, protect Product or system integrity, or for environmental, health or safety reasons ("Mandatory Engineering Changes"). If requested by IBM, Customer will use reasonable efforts to incorporate Mandatory Engineering Changes in Products already shipped by IBM. Except for Mandatory Engineering Changes, IBM shall give Customer prior notice of engineering changes affecting the form, fit or function of a Product.

4.0  FORECASTING

Prior to the IDR Milestone, Customer shall provide IBM's customer account representative a Product demand forecast, which shall cover a minimum of [**] months broken out by Product and month. By the fifth day of every month, during the term of this Attachment, Customer will provide IBM's customer account representative an updated Product demand forecast covering a rolling [**] month period (not to extend beyond the term of this Attachment), which will be reviewed for approval by IBM within ten (10) days of receipt by IBM. IBM shall have the right to reject a forecast for any reason, provided that IBM notifies Customer of such rejection within ten (10) days of receipt of Customer's forecast by IBM. Forecasts shall constitute good faith estimates of Customer's anticipated requirements for Products but shall not contractually obligate IBM to supply, nor contractually obligate Customer to purchase, the quantities of Product set forth in such forecasts.

5.0  ORDERS

5.1 Customer will request delivery of Products by issuing written purchase orders to the IBM ordering location identified in Section 9.0 of this Attachment. Purchase orders for Product shall only specify:

                    a) Customer's purchase order number;
                    b) Customer's tax status - exempt or non-exempt;
                    c) ship to location - complete address;
                    d) bill to location - complete address;

        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

                    e)  order from location - complete address;
                    f) shipping instructions, including preferred carrier and carrier account number;
                    g) the agreement number of this Agreement;
                    h) name of Customer contact;
                    i) Product part numbers and quantities being ordered (in increments of the Minimum Order Quantity ("MOQ");
                    j) the Product's applicable unit price; and
                    k) requested shipment dates.

5.2 Customer will request NRE (which includes Prototypes) by issuing written purchase orders to the IBM ordering location identified in Section 9.0 of this Attachment. Purchase orders for NRE shall only specify:

                    a) items a through h above;
                    b) Prototype part numbers and the Milestone(s) to which the purchase order applies; and
                    c) the applicable price for the NRE.

6.0  DELIVERY

6.1 The Purchase Order Lead Time for the Products and/or Services after receipt of Customer's purchase order or all Items, whichever is received later, is as set forth in Section 3.0 of Part A of this Attachment.

6.2 RESCHEDULING RIGHTS: Customer may reschedule a Shipment Date provided: (i) Customer sends IBM written notice of the request to reschedule; (ii) the notice is received by IBM more than thirty (30) days prior to the Shipment Date; and
(iii) the rescheduled delivery date is within ninety (90) days after the Shipment Date. If the foregoing requirements are met, no cancellation charge will be imposed by IBM in connection with the rescheduling. Once a Shipment Date is rescheduled, the new shipment date is firm and cannot be rescheduled by Customer.

7.0  PRICING

7.1  Customer agrees to pay the following NRE charge: [**] dollars ($[**]).

        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

7.2  NRE consist of the following:

          Physical design of Customer's netlist
          First full RIT A/B Mask set
          Manufacturing slot and  thirty (30) Prototypes

     7.2.1 Design data preparation will be limited as follows:

          7.2.1.1 Customer may submit design data for two (2) passes (1. analysis netlist (for Customer's first design only) and 2. preliminary netlist) up to but not including the RTL Milestone.

          7.2.1.2 Customer may submit design data for one (1) pass between the RTL Milestone and the RTM Milestone and one (1) additional pass for timing closure only. Engineering changes for the one (1) additional pass shall be limited to a select number of cells and shall be subject to IBM's agreement that such changes are limited to the purpose of timing closure.

               a. Requests for additional design iterations shall be subject to
     Section 3.1 of this Attachment.

               b. 1 pass testing (test cycles limited to one test buffer).

7.3  Payment Milestones for NRE:

Part Number                IDR              RTL                        ASP              TOTAL
-------------------------------------------------------------------------------------------------
NRE
---
EFA                        [**]             [**]                       [**]             [**]

IDR = on date of execution of IDR by Customer
RTL = on date of execution of RTL by Customer
ASP = on date of shipment of Prototypes

COMPENSATION FOR OTHER SERVICES:

     Other service(s): To be determined by IBM on a request for quote basis.

        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

7.4  Prices:
     7.4.1 Prototype device pricing:

     Subject to availability, as determined by IBM, Customer may order from the first Prototype lot additional Prototypes (in excess of the Prototypes included in the NRE charge), provided that IBM receives Customer's purchase order for such additional Prototypes no later than five (5) working days prior to the scheduled RTM signoff.

     Each Prototype device in excess of the Prototype devices included in the NRE charge shall cost $[**] per Prototype unit.

     7.4.2  Product unit pricing:                 Price Per Unit

     Number of Units Per                 1999             2000              2001
     Calendar Year

     2.5K<5K                            $[**]             $[**]            $[**]
     5K<10K                             $[**]             $[**]            $[**]
     10K<25K                             [**]             $[**]            $[**]

     Minimum Order Quantity ("MOQ"): [**] units per order

     Minimum Shipment/Pack Quantity ("SPQ"): [**] units per shipment

8.0  CANCELLATION CHARGES

8.1  NRE Cancellation Charge:

If Customer cancels a purchase order for NRE or otherwise cancels NRE, then IBM may cease work in connection with the Product. Additionally, Customer shall pay IBM the total of all NRE charges due and owing at the time of cancellation, all unpaid NRE charges applicable to the next NRE Payment Milestone according to the schedule set forth in Section 7.3 of this Attachment and the cancellation charges in the table below. Should Customer fail to purchase any Product within the first twelve months after ASP, then Customer shall be deemed to have cancelled all work under this Attachment and the cancellation charge pertaining to "anytime after RTM" in the table below shall apply in addition to any amounts due and owing.

If a Cancellation Notice is Received by IBM                 Cancellation Charge
-------------------------------------------                 -------------------

     Up to but not including IDR                                     [**]
     between IDR and RTL                                            $[**]
     any time after RTM                                             $[**]

        Confidential Materials omitted and filed with the Securities and Exchange Commission. Asterisks denote omissions.

8.2       Product Cancellation Charge:

In accordance with Section 4 of the Base Agreement, the following charges will apply for any cancelled Customer order for Product or any portion thereof. The "Cancellation Charge" referred to below is the percentage to be applied to the prices stated above in Section 7.4 of this Attachment.

               Cancellation Notice                            Cancellation charge
               Received by IBM

               Anytime after                                         [**]%
               wafer start

               Prior to                                              [**]%
               wafer start

9.0 ORDERING LOCATION:   SHIP TO:                           BILL TO:
IBM                      Redstone Communications, Inc.      Redstone Communications, Inc.
281 Winter Street        5 Carlisle Road                    5 Carlisle Road
Waltham, MA 02154        Westford, MA 01886                 Westford, MA 01886

10.0 TERM

The term of this Attachment expires on December 31, 2001.

11.0 COORDINATORS/NOTICES

Technical Coordinators:

     Customer: Christopher Lawler                 IBM: Eric Senn
     Phone: 978-692-1999                          Phone: 802-769-6749
     Fax: 978-692-9992                            Fax: 802-769-1833
     Email: cplawler@redstonecom.com              Email: ericsenn@us.ibm.com

Pursuant to section 14 of the Base Agreement, any notices hereunder shall be given to the following persons:

     Customer: Christopher Lawler            IBM: John Beiswenger
     Address: 5 Carlisle Road                     Address: 1000 River Street
     Address: Westford, MA 01886                  Address: Essex, Jct., VT 05452
     Phone:   978-692-1999                        Phone:  802-769-1212
     Fax:     978-692-9992                        Fax:    802-769-3988
     Email:   cplawler@redstonecom.com            Email:  jbeiswen@us.ibm.com

12. UNIQUE TERMS AND CONDITIONS

The following terms and conditions are applicable to this Attachment only. Referring to the Base Agreement:

12.1 Modify section 12.1 of the Base Agreement, by deleting that provision in its entirety and replacing it with the following:
     IBM warrants that each unit of Product will be free from defects in material and workmanship and will conform to the Product Specifications as set forth in the RTM for twelve (12) months after delivery. For purposes of this provision only, delivery to Customer of each unit of Product is deemed to occur five (5) calendar days after shipment from IBM. This warranty does not include repair of damage resulting from failure to provide a suitable installation environment, any use for other than the intended purpose, accident, disaster, neglect, misuse, transportation, alterations, or non-IBM repairs or activities. Customer acknowledges that the functionality of Products is contingent on Customer's designs and, therefore, such warranty does not apply to the functionality of Products fabricated under this Agreement. All Prototypes are provided "AS IS" without warranty of any kind.

                                     PART A

1.0 Product Name and Description

     Product Type: ASIC (Application Specific Integrated Circuit)

     Buyer's Product Name: EFA

     Process Technology: SA 12E

     Chip Image Description: 9.29 mm x 9.92 mm, 4LM with last layer of metal MT

     Package Description: 824 CCGA, dual power supply, 1.27 mm pitch, 32.5 mm x
     42.5 mm


2.0  Design Schedule

      Step       Description                                  Responsible Party        Estimated
                                                                                    Completion Date
                                                                                       Month/Year

      1.         IDR Milestone                                Both                       1/99
      2.         Design Kit Delivery                          IBM                        2/99
      3.         Requirements analysis
                 meeting                                      Both                       2/99
      4.         Analysis Netlist to IBM                      Customer                   2/99
                 (required of first-time customers only)
      5.         Preliminary Netlist to IBM                   Customer                   3/99
      6.         Updated EDIF, SDF & timing
                 reports to Customer                          IBM                        4/99
      7.         Production Netlist to IBM                    Customer                   4/99
      8.         RTL Milestone                                Both                       4/99
      9.         Physical Design Complete                     IBM                        5/99
      10.        Release to checking                          IBM                        5/99
      11.        RTM Milestone                                Both                       6/99
      12.        Initial Prototype Delivery                   IBM                        7/99
      13.        Design Verification
                 and Prototype Acceptance                     Customer                   8/99
      14.        Start of Volume Production                   IBM                        12/99

3.0 Purchase Order Lead Times: (to include purchase order approval and manufacturing lead time):

     Prototype: Prototypes to be delivered within forty-three (43) calendar days after RTM.

     Production: fifteen (15) weeks.

                                     PART B
                               Items/Deliverables


1.0 Items and IBM Deliverables associated with the IDR Milestone:

     Items                                             IBM Deliverables

     Library requirements                              Design Kit to support synthesis simulation
     Netlist processing requirements                       timing and testability
     Test Coverage requirements                        Testability guidelines
     Simultaneous switch requirements                  Clocktree process description
     Clocking requirements                             Timing specification form
     Power requirements                                Module physical outline drawing
     Operating conditions/requirements                 Pin-out template (location of test, power
                                                            and ground pins)
                                                       Detailed requirements analysis report


2.0 Items and IBM Deliverables associated with the RTL Milestone:

     Items                                             IBM Deliverables

     Preliminary netlist                               Updated EDIF, SDF and timing reports
     Final netlist
     Chip I/O assignment
     Chip timing assertion files
     Special logic functions placement directives


3.0 Items and IBM Deliverables associated with the RTM Milestone:

     Items                                             IBM Deliverables

     Design functionality                              Post layout EDIF, SDF and timing reports
     Verification                                      Final test coverage number for Customer's design

                                                       PrototypesAccepted and Agreed To:

REDSTONE COMMUNICATIONS, INC.                          INTERNATIONAL BUSINESS MACHINES CORPORATION

BY: /s/ Christopher Lawler                             BY: /s/ Peter D. Hansen
   -------------------------------                        ----------------------------------
NAME: CHRISTOPHER LAWLER                               NAME: PETER D. HANSEN
TITLE: VP OF ENGINEERING                               TITLE: VP NORTH AMERICAN SALES, IBM MD